EXHIBIT 10.22











                    PROGRAMMING/CONSULTING SERVICES AGREEMENT
                                     BETWEEN
                          BIOQUEST INTERNATIONAL, INC.
                                       AND
                             FIGLEAF SOFTWARE, INC.

                       STATEMENT OF WORK - No. 11/27/00 A
                                    BioQuest
                     Flash and Graphic Development Services

         This Statement of Work is entered into pursuant to, and is incorporated into, the Fig Leaf Programming/Consulting Services Agreement between BioQuest and Fig Leaf dated November ___, 2000.


1. Work To Be Completed: Fig Leaf agrees to complete the Flash and graphic development services for BioQuest within the agreed upon time line as follows: Storyboard The storyboard phase of development involves brainstorming sessions between the interactive designer, flash programmer, and the art director to finalize the preliminary storyboard provided by the client.

         A majority of the storyboard phase will be based off of ideas generated by the preliminary storyboard provided by BioQuest International. It is during this time that the creative team will take what is currently a static story and instruction, and design what will become a dynamic, interactive, and visual experience.

         Team Members

         The following team members will take an active role during the Storyboard process.


              Team Member       Description of Role
         -----------------------------------------------------------------------
                                Fig Leaf Software
         -----------------------------------------------------------------------

          Creative Director     The Creative Director reviews the
                                storyboards to ensure the proposed animation
                                meets BioQuest's stated goals and illustrates
                                the presentations objectives in a professional
                                design.
         -----------------------------------------------------------------------
          Art Director          Along with the Interactive Designer,
                                the Art Director sketches each frame of the
                                animation to illustrate the movie and its
                                graphic needs.
         -----------------------------------------------------------------------
          Interactive           The Interactive Designer and Flash Programmer
          Designer/Flash        complement the storyboard with the
          Programmer            interactions, sound, and video accompanying
                                the animation.
         -----------------------------------------------------------------------
          Producer              As the manager of the day-to-day activity for
                                this phase, the project manager participates
                                in this activity to ensure the deliverables
                                and schedules are identified and met.
         -----------------------------------------------------------------------
                             BioQuest International
         -----------------------------------------------------------------------
          Web Manager/          Responsible for overseeing the animation
          Administrator         project, the web manager approves the
                                storyboard.
         -----------------------------------------------------------------------
          Project               Stakeholder This role participates approves the
                                storyboard to ensure it meets the company's objectives.



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

         Deliverables

         BioQuest International can expect the deliverables described below following the storyboard process. Sign off on this deliverable is required before Graphics Development can begin.


         Deliverable            Description
         -----------------------------------------------------------------------
         Storyboard             Serving as an illustration of the animation,
                                the storyboard contains information on
                                graphics, video, sound, narration, text, interactions, color, type fonts, type size, etc. It becomes the roadmap and blueprint for the Flash development.

        1.   Estimated Work         15 hours
        2.   Estimated Duration:    3 days
        3.   Start Date:            12/4/00 (or following receipt of the signed
                                    SOW and first payment)
        4.   End Date:              3 days following the start date
        5.   ESTIMATED COST:        $1500 US dollars


         Graphic Development

         Using the storyboards and the visual concept as guidelines, the designers can begin creating and assembling vector artwork and the interface layout. This process involves the creation of new art in conjunction with the enhancement of gathered or existing materials, in order to recreate the storyboard interface digitally.

         Team Members

         The following team members will take an active role during the Graphic Development process.


         Team Member            Description of role
         -----------------------------------------------------------------------
                                Fig Leaf Software
         -----------------------------------------------------------------------
         Creative Director      The Creative Director reviews the art developed
                                to ensure its design integrity.
         -----------------------------------------------------------------------
         Art Director           Identifying the art needed for the
                                Flash movie and interactives, the Art Director
                                designs and creates the art identified in the
                                storyboard and ensures the art will work in
                                both the Flash movie and in print. This role
                                also creates the mock up to illustrate the map
                                design.
         -----------------------------------------------------------------------
         Interactive            The Interactive Designer and Flash Programmer
         Designer/Flash         review the art to ensure it can be successfully
         Programmer             animated in the Flash movie.
         -----------------------------------------------------------------------
         Producer               As the manager of the day-to-day activity for
                                this phase, the project manager participates in
                                this activity to ensure the deliverables and
                                schedules are identified and met.
         -----------------------------------------------------------------------
                             BioQuest International
         -----------------------------------------------------------------------
         Web Manager/           Responsible for overseeing the animation
         Administrator          project, the webmanager approves the graphic
                                development and mock up.
         -----------------------------------------------------------------------
         Project                This role participates approves
         Stakeholder            the graphic development and mock up to ensure
                                it meets the presentation's objectives.


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

         Deliverables

         BioQuest International can expect the deliverables described below following the graphic development process. Sign off on these deliverables is required before Flash programming can begin.


         Deliverable            Description
         -----------------------------------------------------------------------
         Vector Art             These deliverables based on any graphics by
                                BioQuest International and other artwork
                                needed for the animation
         -----------------------------------------------------------------------
         Mock Up                The mock up graphically illustrates the
                                interface's design including layout and
                                incorporation of BioQuest's identity.

        1.   Estimated Work         45 hours
        2.   Estimated Duration:    8 days
        3.   Start Date:            (Following BioQuest approval on the
                                    storyboard)
        4.   End Date:              8 days following the start date
        5.   ESTIMATED COST:        $4500 US dollars

         Flash Development and Quality Assurance

         This phase of the process requires the Flash programmer and Interactive Designer to work together in order to create the animation and develop the backend of the interactive experience. It is at this time that functionality is added to the interface. Functionality includes enabling navigational elements, animating graphics, and synching narration and audio tracks. The conclusion of the Flash Development phase is the output of an .swf file as a Flash movie that can be viewed from the Internet and CD-ROM.

         Team Members

         The following team members will take an active role during the Flash Development and Quality Assurance process.

         Team Member            Description of role
         -----------------------------------------------------------------------
                                Fig Leaf Software
         -----------------------------------------------------------------------
         Creative Director      The Creative Director reviews the
                                Flash movie to ensure it meets BioQuest's
                                stated goals and illustrates the presentation's
                                objectives in a professional design.
         -----------------------------------------------------------------------
         Interactive            The Interactive Designer and Flash build the
         Designer/Flash         movie, animating the interactive and
         Programmer             synchronizing narration and audio tracks.
         -----------------------------------------------------------------------
         Producer               As the manager of the day-to-day activity for
                                this phase, the producer participates in this
                                activity to ensure the deliverables and
                                schedules are identified and met.
         -----------------------------------------------------------------------
                             BioQuest International
         -----------------------------------------------------------------------
         Web Manager/           Responsible for overseeing the animation
         Administrator          project, the web manager approves the animation.
         -----------------------------------------------------------------------
         Project                This role participates approves the
         Stakeholder            animation to ensure it meets BioQuest's
                                objectives.

         Deliverables

         BioQuest can expect the deliverables described below following the Flash Development process.


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


         Deliverable            Description
         -----------------------------------------------------------------------
         .swf files             One file for the 30-second splash presentation


         1.   Estimated Work         90 hours
         2.   Estimated Duration:    15 days
         3.   Start Date:            Following sign off on the Graphics
                                     development and interface mockup
         4.   End Date:              15 days following start date
         5.   ESTIMATED COST:        $9000 US dollars

2. Payment Schedule: Fig Leaf shall perform this work at a rate of US $100 (One Hundred US dollars per hour) for project personnel. The outlined work shall cost no more than $15,000US dollars; the parties will address the cost(s) of potential scope changes if or when they arise in an addendum to this SOW.

3.       Agreed Upon Project Time(s):

1.       Duration:              150 hours (please see proposed timeline)
2.       Start Date:            Upon Fig Leaf's receipt of executed copies of
                                the Agreement, this SOW, and the initial
                                payment.
3.       End Date:              Five weeks after the start date.
4. Termination: BioQuest reserves the right to terminate Fig Leaf's services upon five (5) days written notice, in which event Fig Leaf shall turn over all work product, including work in progress, upon receipt of payment for actual services performed and approved by BioQuest up to the date of termination.


FIG LEAF SOFTWARE, INC.

AUTHORIZED SIGNATURE AND TITLE                 /S/ TOM PIZER
                                              ------------------------------
                                              TOM PIZER, V.P./CREATIVE MEDIA


DATE  DECEMBER 1, 2000
      ----------------



BIOQUEST

AUTHORIZED SIGNATURE AND TITLE                 /S/ PETER J. EWENS
                                              --------------------------
                                              PETER J. EWENS, PRESIDENT
                                              --------------------------


DATE   DECEMBER 1, 2000
      -----------------




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